Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Craig D. Huff, Executive Vice-President, Chief Financial Officer & Treasurer of Nature’s Sunshine Products, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)                    the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DATED: August 13, 2003	/s/ Craig D. Huff
Craig D. Huff
Executive Vice President, Chief Financial Officer & Treasurer

A signed original of this written statement required by Section 906 has been provided to Nature’s Sunshine Products, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.